                                                                   EXHIBIT 10.31

NEITHER THE WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE PURCHASER, WHICH COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.


Date of Issuance: February ___, 2000 ("Date of Issuance")    Warrant No.: W-__


                       WARRANT TO PURCHASE UP TO 117,558
                  SHARES OF PREFERRED STOCK OF AVANTGO, INC.
                  ------------------------------------------

     THIS CERTIFIES THAT Yahoo! Inc., a Delaware corporation ("Purchaser"), is entitled to purchase under this Warrant up to one hundred seventeen thousand five hundred fifty-eight (117,558) shares of Preferred Stock (of the series determined according to the provisions of Section 1 hereof and as adjusted pursuant to the provisions hereof, the "Shares"), of AvantGo, Inc., a Delaware corporation (the "Company"), at a per share exercise price as set forth in
Section 1 herein, subject to the provisions and upon the terms and conditions hereinafter set forth. This Warrant is issued pursuant to the Content and Services Agreement, dated as of February ___, 2000, by and between the Company and Purchaser (the "Content Agreement").

     1.   Vesting and Term.
          ----------------

          1.1  First Shares.
               ------------

               (a)  Vesting Date.  This Warrant shall become exercisable with
                    ------------
respect to fifty-eight thousand seven hundred seventy-nine (58,779) of the Shares (the "First Shares") on the earlier of (i) the date ninety (90) calendar days following the Date of Issuance (the "Preferred Series Determination Date"),
(ii) the closing date of the Company's sale of its yet to be designated Series D Preferred Stock (the "Series D Preferred Stock"), in the Company's Series D Preferred Stock financing which yields minimum aggregate gross proceeds to the Company of five hundred thousand ($500,000) dollars (the "Series D Financing Round") or (iii) the effective date of termination of the Content Agreement because of Company's breach pursuant to Section 10.2(d) of the Content Agreement (either (i), (ii) or (iii) shall be referred to as the "First Shares Vesting Date").

               (b)  Preferred Series of Shares. The Shares subject to this
                    --------------------------
Warrant shall be shares of the Company's yet to be designated Series D Preferred Stock, provided, however, that if the closing of the Series D Financing Round
       --------  -------
has not occurred on or prior to the Preferred Series Determination Date, then the Shares subject to this Warrant shall be shares of the Company's Series C Preferred Stock, par value $.0001 per share (the "Series C Preferred Stock"). For the purposes of this Warrant, the series of Preferred Stock of the Shares to be issued under this Warrant shall be referred to as the "Applicable Preferred Stock" and shall be deemed to refer to either the Series D Preferred Stock or the Series C Preferred Stock, as may be applicable pursuant to the terms hereof.

               (c)  Termination Date. This Warrant shall remain exercisable with
                    ----------------
respect to the First Shares until 5:00 p.m. California time on the earlier of
(i) the third annual anniversary of the First Shares Vesting Date, (ii) five business days prior to the effective date of a Change of Control (as defined herein) of the Company; provided, however, in the event of a simultaneous
                        --------  -------
execution and closing of a definitive agreement with respect to a Change of Control, this Warrant shall not terminate prior to the vesting of all Shares,
(iii) the closing date of the Company's initial public offering of its shares of common stock which yields minimum aggregate gross proceeds to the Company of ten million ($10,000,000) dollars (the "IPO") or (iv) the effective date of termination of the Content Agreement because of Purchaser's breach pursuant to
Section 10.2(d) of the Content Agreement. For the purposes of this Warrant, a "Change of Control" shall be defined as (i) a transaction or series of transactions pursuant to which any person or group (as such term is defined under the Securities Exchange Act of 1934, as amended, a "Third Party"), acquires (or would acquire upon completion of such transaction or series of transactions) more than 50% of the equity securities or voting power of the Company, pursuant to a tender offer or exchange offer or otherwise, or (ii) a merger, consolidation, share exchange or other business combination involving the Company pursuant to which any Third Party acquires ownership (or would acquire ownership upon consummation of such merger, consolidation, share exchange or other business combination) of more than 50% of the outstanding equity securities or voting power of the Company or of the entity surviving such merger or business combination or resulting from such consolidation or (iii) the sale of all or substantially all of the assets of the Company.

               (d)  Exercise Price.  The per share exercise price for the Shares
                    --------------
subject to this Warrant shall be equal to the per share purchase price of one share of the Company's Series D Preferred Stock in the Series D Financing Round; provided, however, if the Shares subject to this Warrant shall be shares of the
--------  -------
Company's Series C Preferred Stock pursuant to the terms of Section 1.1(b) hereof, the per share exercise price for such Shares subject to this Warrant shall be $5.91 (the "Exercise Price"). The Exercise Price shall be subject to adjustment pursuant to the provisions hereof.

          1.2  Second Shares.
               -------------

               (a)  Vesting Date.  This Warrant shall become exercisable with
                    ------------
respect to all unvested Shares (including the First Shares, if the First Shares have not vested pursuant to the terms of Section 1.1(a) hereof) subject to the Warrant (the "Second Shares"), on the earlier of (i) the first annual anniversary of the Date of Issuance, (ii) the effective date of the Company's Registration Statement corresponding to the IPO, (iii) the Company's execution of a definitive agreement which would result in a Change of Control; provided,
                                                                     --------
however, that in the event of the
-------

Company's execution of a definitive agreement which (x) would result in a Change of Control and (y) provides for a simultaneous execution and closing of the transactions contemplated thereby, this Warrant shall be deemed exercisable with respect to the Second Shares immediately prior to the execution of any such agreement or (iv) the effective date of termination of the Content Agreement because of Company's breach pursuant to Section 10.2(d) of the Content Agreement (either (i), (ii), (iii) or (iv) shall be referred to as the "Second Shares Vesting Date").

          (b)  Termination Date. This Warrant shall remain exercisable with
               ----------------
respect to the Second Shares until 5:00 p.m. California time on the earlier of
(i) the third annual anniversary of the Second Shares Vesting Date, (ii) five business days prior to the effective date of a Change of Control of the Company; provided, however, in the event of a simultaneous execution and closing of a
--------  -------
definitive agreement with respect to a Change of Control, this Warrant shall not terminate prior to the vesting of all Shares, (iii) the closing date of the Company's IPO or (iv) the effective date of termination of the Content Agreement because of Purchaser's breach pursuant to Section 10.2(d) of the Content Agreement.

     2.   Conversion.
          ----------

          2.1  Method of Exercise; Payment; Issuance of New Warrant.  This
               ----------------------------------------------------
Warrant may be exercised by the Purchaser hereof, in whole or in part and from time to time, by the surrender of this Warrant (with a notice of exercise in the form attached as Exhibit A and the investment representation certificate in the
                 ---------
form attached as Exhibit B duly executed) at the principal office of the Company
                 ---------
and by the payment to the Company by check or wire transfer, of an amount equal to the then current Exercise Price per share multiplied by the number of Shares then being purchased (the "Aggregate Exercise Price"). The person or persons in whose name(s) any certificate(s) representing shares of Applicable Preferred Stock shall be issuable upon exercise of this Warrant shall be deemed to have become the Purchaser(s) of record of, and shall be treated for all purposes as the record Purchaser(s) of the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of this Warrant, certificates for the Shares so purchased shall be delivered to the Purchaser hereof as soon as possible and in any event within thirty (30) days of receipt of such notice by the Company and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Purchaser hereof as soon as possible and in any event within such thirty-day period.

          2.2  Right to Convert Warrant into Stock; Net Issuance.  In addition
               -------------------------------------------------
to and without limiting the rights of the Purchaser under the terms of this Warrant, the Purchaser may elect to convert this Warrant or any portion thereof (the "Conversion Right"), but only to the extent that the Purchaser then has a right to exercise this Warrant, into shares of Applicable Preferred Stock, the aggregate value of which shares shall be equal to the value of this Warrant or the portion thereof being converted. The Conversion Right may be exercised by the Purchaser by surrender of this Warrant at the principal office of the Company together with notice of the Purchaser's intention to exercise the Conversion Right, in which event the Company shall issue to the Purchaser a number of shares of the Company's Applicable Preferred Stock computed using the following formula:

          X= Y(A-B)
             ------
               A

Where:

          X    The number of shares of Applicable Preferred Stock to be issued to the Purchaser.

          Y The number of shares of Applicable Preferred Stock representing the portion of this Warrant that is being converted.

          A    The fair market value of one share of the Company's Applicable
Preferred Stock.

          B    The Exercise Price (as adjusted to the date of such
calculations).

For purposes of this Section 2.2, the "fair market value" per share of the Company's Applicable Preferred Stock shall mean, the average daily Market Price (as defined below) during the period of the most recent 20 days, ending on the last business day before the effective date of exercise of the Conversion Right, on which the national securities exchanges were open for trading, except that if no class of the Company's capital stock is then listed or admitted to trading on any national securities exchange or quoted in the over-counter market, the fair market value shall be the Market Price on the last business day before the effective date of exercise of the Conversion Right. If the Common Stock (as defined herein) is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the National Market System (the "National Market System") of the National Association of Securities Dealers Automated Quotations System (the "NASDAQ"), the Market Price as of a specified day shall be the last reported sale price of the Common Stock on such exchange or on the National Market System on such date or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on the National Market System. If the Common Stock is not so listed or admitted to unlisted trading privileges, the Market Price as of a specified day shall be the mean of the last bid and asked prices reported on such date (x) by the NASDAQ or (y) if reports are unavailable under clause (x) above by the National Quotation Bureau Incorporated. If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the Market Price as of a specified day shall be determined in good faith by written resolution of the Board of Directors of the Company.

          2.3  Automatic Conversion.  In the event of termination of this
               --------------------
Warrant pursuant to Section 1 above (other than pursuant to Sections 1.1(c)(iv) or 1.2(b)(iv) hereof), to the extent that this Warrant is then exercisable and such conversion would result in the issuance of shares to the Purchaser, this Warrant shall be deemed automatically converted under Section 2.2 above immediately prior to the time at which it would otherwise expire.

     3.   Securities Fully Paid; Reservation of Shares; Capitalization
          ------------------------------------------------------------
Representations.  All Shares that may be issued upon the exercise of the rights
---------------
represented by this Warrant, upon issuance, will be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Applicable Preferred Stock and such number of shares of Common Stock into which such shares of Applicable Preferred Stock may be converted to provide for the exercise of the right represented by this Warrant. The authorized capital stock of the Company consists of (a) 11,834,156 shares of preferred stock ("Preferred Stock"), par value $.0001 per share, of which 4,434,156 shares have been designated Series A Preferred Stock, (all of which are validly issued and outstanding as of the Date of Issuance), 3,400,000 shares have been designated Series B Preferred Stock (3,301,886 shares of which are validly issued and outstanding as of the Date of Issuance) and 4,000,000 shares have been designated Series C Preferred Stock (3,736,040 shares of which are validly issued and outstanding as of the Date of Issuance) and (b) 30,000,000 shares of common stock, par value $.01 per share ("Common Stock"), of which the combined total of all shares validly issued and outstanding, and those reserved for issuance upon exercise or conversion of all outstanding options and warrants was 23,511,682 shares as of November 19, 1999. As of the Date of Issuance (if the Shares are to be Series C Preferred Stock pursuant to the terms hereof), and as of the First Shares Vesting Date (if the Shares are to be Series D Preferred Stock pursuant to the terms hereof), each Share of Preferred Stock may be converted into one (1) share of Common Stock.

     4.   Adjustment of Exercise Price and Number of Shares.  The number and
          -------------------------------------------------
kind of securities purchasable upon the exercise of the Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          4.1  Reclassification or Merger.  In case of any reclassification,
               --------------------------
change or conversion of securities in the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination or stock dividend as described in Section 4.3 below), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, unless this Warrant shall have been exercised or terminated in accordance with its terms, the Purchaser of this Warrant shall have the right to exercise this Warrant and upon such exercise to receive, in lieu of each Share theretofore issuable upon exercise of this Warrant, the kind and amount of consideration, including but not limited to shares of stock, other securities, money and property receivable upon such reclassification, change, conversion or merger by a holder of one share of Applicable Preferred Stock. The provisions of this subparagraph shall similarly apply to successive reclassifications, changes, conversions, mergers or transfers.

          4.2  Subdivisions or Combination of Shares.  If at any time while this
               -------------------------------------
Warrant remains outstanding and unexpired the Company shall subdivide or combine its Applicable Preferred Stock, the Exercise Price and the number of Shares issuable upon exercise hereof shall be proportionately adjusted.

          4.3  Stock Dividends.  If at any time while this Warrant is
               ---------------
outstanding and unexpired the Company shall pay a dividend payable in shares of Applicable Preferred Stock (except any distribution specifically provided for in the foregoing subparagraphs 4.1 and 4.2), then the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Common Stock (assuming conversion of all shares of the Company's capital stock convertible into Common Stock) outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock (assuming conversion of all shares of the Company's capital stock convertible into Common Stock) outstanding immediately after such dividend or distribution and the number of Shares subject to this Warrant shall be proportionately adjusted.

          4.4  Notice of Adjustments. Whenever the Exercise Price or the number
               ---------------------
of Shares subject to this Warrant shall be adjusted pursuant to the provisions hereof, the Company shall within thirty (30) days of such adjustment deliver a certificate signed by its chief financial officer to Purchaser setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of Shares subject to this Warrant and the Exercise Price therefor, as applicable, after giving effect to such adjustment.

     5.   Compliance with Securities Laws.
          -------------------------------

          5.1  Accredited Investor.  This Warrant is conditioned upon, and by
               -------------------
its acceptance hereof Purchaser hereby confirms, that Purchaser is an "accredited investor" as that term is defined under Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). Purchaser further represents and warrants to the Company as follows:

               (a) This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Act").

               (b) Purchaser understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by Purchaser indefinitely, and that Purchaser must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration. Purchaser further understands that the Shares have not been qualified under the California Securities Law of 1968 (the "California Law") by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to Section 25102(f) thereof, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent expressed above.


          5.2  Legend.  Upon issuance, the Shares shall be imprinted with a
               ------
legend in substantially the following form:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

together with any legend required under applicable State securities laws.

          5.3  Compliance with Securities Laws on Transfer.  This Warrant and
               -------------------------------------------
the Shares issuable upon exercise of this Warrant may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company).

     6.   Fractional Shares.  No fractional shares of Applicable Preferred Stock
          -----------------
will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

     7.   Registration Rights. In the event that the Shares to be issued
          -------------------
pursuant to this Warrant shall be Series D Preferred Stock the Shares subject to this Warrant shall be deemed to be "Registrable Securities" as defined herein the Investors' Rights Agreement by and among the Company and the certain purchasers of the Company's Series D Preferred Stock named therein (the "Investors Rights Agreement"), and Purchaser shall be entitled to receive registration rights and certain other rights contained in the Investors' Rights Agreement on a pari passu basis with the other holders of Registrable Securities as set forth in such agreement subject to Purchaser's agreement to be bound by certain related indemnity and other obligations on the part of holders of Registrable Securities, and such other terms and conditions as set forth in such Investors' Rights Agreement applicable to holders of Registrable Securities and related to registration rights (including without limitation the applicable "Market Stand-Off" provision thereof); provided, however, in the event that the
                                       --------  -------
Shares to be issued pursuant to this Warrant shall be shares of Series C Preferred Stock, the Company shall use all reasonable efforts to obtain for Purchaser registration rights and other rights set forth in the then existing Investors' Rights Agreement with respect to the Shares on a pari passu basis with the other holders of Series C Preferred Stock as set forth in the Investors' Rights Agreement subject to Purchaser's agreement to be bound by certain related indemnity and other obligations on the part of holders of Registrable Securities, and such other terms and conditions as set forth in such Investors' Rights Agreement applicable to holders of Registrable Securities and related to registration rights (including without limitation the applicable "Market Stand-Off" provision thereof); provided, further, in the event that,
                                       --------  -------
after satisfaction of the Company's obligation set forth in the immediately preceding clause, the Company is unable to obtain for Purchaser the registration rights and other rights mentioned above with respect to the Shares of Series C Preferred Stock which may be issued hereunder, the Company shall grant to Purchaser registration rights and other rights to the fullest extent permitted under the then existing Investors' Rights Agreement with respect to such Shares of Series C Preferred Stock subject to Purchaser's agreement to be bound by certain related indemnity and other obligations on the part of holders of Registrable Securities, and such other terms and conditions as set forth in such Investors' Rights Agreement applicable to holders of Registrable Securities and related to registration rights (including without limitation the applicable "Market Stand-Off" provision thereof).

     8.   Modification and Waiver.  This Warrant and any provision hereof may be
          -----------------------
changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     9.   Notices.
          -------

          9.1  Notice of Certain Events.  The Company shall provide the
               ------------------------
Purchaser with at least fifteen (15) days notice (or such greater amount of notice as Delaware law requires to be given to stockholders having the right to vote at a meeting on any Sale Event, as defined herein) prior to (i) a merger of the Company with or into, the consolidation of the Company with, or the sale by the Company of all or substantially all of its assets to, another person or entity (other than such a transaction wherein the stockholders of the Company prior to such transaction retain or obtain a majority of the voting capital stock of the surviving, resulting or purchasing entity)(a "Sale Event"), (ii) any liquidation, dissolution or winding up of the Company or (iii) the record date for any cash dividend declared on the Company's Common Stock or Preferred Stock or (iv) a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 under the Securities Act (each, a "Notice Event"). If the notice is provided pursuant to subsection (i) or (ii) of the previous sentence, the notice will indicate the expected date of the Notice Event.

          9.2  Notice Procedure. Any notice required or permitted pursuant to
               ----------------
this Warrant shall be in writing and shall be deemed sufficient when either (a) delivered personally,

(b) sent by e-mail or fax with confirmation of receipt or (c) deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed as follows:



     If to the Purchaser:

     Yahoo! Inc.
     3420 Central Expressway
     Santa Clara, California 95051
     Attention: Senior Vice President Corporate Development
     e-mail:  ellen@yahoo-inc.com
     fax: 408-328-7939

     with a copy to:

     Yahoo! Inc.
     3420 Central Expressway
     Santa Clara, California 95051
     Attention: General Counsel
     e-mail:  jplace@yahoo-inc.com
     Fax: 408-731-3400

     If to the Company:

     AvantGo, Inc.
     1700 South Amphlett Boulevard
     Suite 300
     San Mateo, California  94402
     Attention:  Mark Cochran
     e-mail:  mcochran@avantgo.com
     Fax:  650-638-3398

     Each of the foregoing parties shall be entitled to specify a different address by giving five (5) days advance written notice as aforesaid to the other parties. All such notices and communications shall be deemed to have been received (i) in the case of personal delivery or delivery be e-mail or fax, on the date of such delivery (provided there is confirmation of such delivery) and
(ii) in the case of mailing, on the third business day following the date of such mailing.

     10.  Lost Warrants or Stock Certificates.  Upon receipt of evidence
          -----------------------------------
reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     11.  Non-Disclosure. The terms and conditions of this Warrant shall be
          --------------
considered confidential and shall not be disclosed to any third parties except to Company's or Purchaser's accountants, attorneys, or except as otherwise required by law. Neither Company nor Purchaser shall make any public announcement regarding the existence of this Warrant without the other party's prior written approval and consent. If Company or Purchaser desires to make a public announcement regarding the existence of this Warrant, it shall provide the other with a minimum of three (3) business days notice of the intended disclosure. If this Agreement or any of its terms must be disclosed by Company under any law, rule or regulation, Company shall (i) give written notice of the intended disclosure to Purchaser at least five (5) days in advance of the date of disclosure, (ii) redact portions of this Agreement to the fullest extent permitted under any applicable laws, rules and regulations, and (iii) submit a request, to be agreed upon by Purchaser, that such portions and other provisions of this Agreement requested by Purchaser receive confidential treatment under the laws, rules and regulations of the body or tribunal to which disclosure is being made or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, rules or regulations of any other applicable governing body.

     12.  No Impairment. The Company will not, through any reorganization,
          -------------
recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     13.  Governing Law.  This Warrant shall be construed and enforced in
          -------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of California, without regard to conflict of laws provisions thereof.

     14.  Transfer and Exchange of Warrant.  This Warrant is not transferable or
          --------------------------------
exchangeable without the consent of the Company, which shall not be unreasonably withheld or delayed.

     15.  No Rights as a Stockholder.  Until exercise for the Shares issuable
          --------------------------
hereunder, this Warrant does not entitle the Purchaser to any of the rights of a stockholder of the Company. Without limitation of any rights conferred on Purchaser hereunder, nothing contained in this Warrant should be construed to confer upon the Purchaser of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive dividends (other than with respect to adjustments to the Exercise Price or otherwise as set forth herein) or subscription rights until the Warrant shall have been exercised and the shares purchasable upon the exercise of this Warrant shall have become deliverable, as provided herein.



     IN WITNESS WHEREOF, this Warrant has been executed as of the Date of Issuance.


                                    AvantGo, Inc.


                                    By
                                      -----------------------------------------
                                    Name
                                        ---------------------------------------
                                    Title
                                         --------------------------------------

                                   EXHIBIT A
                                   ---------

                            NOTICE OF EXERCISE FORM
                            -----------------------

                   (To be executed only upon partial or full
                            exercise of the within Warrant)

     The undersigned registered Purchaser of the within Warrant hereby irrevocably exercises the within Warrant for and purchases shares of the Applicable Security of AvantGo, Inc., and herewith makes payment therefor in the amount of $________, all at the price and on the terms and conditions specified in the within Warrant and requests that a certificate (or _______ certificates in denominations of shares) for the shares of the Applicable Security of AvantGo, Inc., hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned or (b) [NAME] whose address is _____________, and if such shares of the Applicable Security shall not include all the shares of the Applicable Security issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of the Applicable Security of AvantGo, Inc. not being purchased hereunder be issued in the name of and delivered to (choose one) (a) the undersigned or (b) [NAME], whose address is
__________________________________.

Date:________________________


                                       _________________________________________

                                       _________________________________________

                                       By:______________________________________
                                           (Signature of Registered Purchaser)

                                       Title:___________________________________

NOTICE:  The signature to this Notice of Exercise must correspond with the name as written upon the face of the within Warrant in every particular, without alteration of enlargement or any change whatever.

                                   EXHIBIT B
                                   ---------

                     INVESTMENT REPRESENTATION CERTIFICATE
                     -------------------------------------

Purchaser:

Company:   AvantGo, Inc.

Security:  Applicable Security

Amount:

Date:

     In connection with the purchase of the above-listed securities (the "Securities"), the undersigned (the "Purchaser") represents to the Company as
-----------                          ---------
follows:

     The Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1922, as amended (the "Securities
                                                                     ----------
Act");
---

     The Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefor, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if
             ---
the Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. The Purchaser is an "accredited investor" as that term is defined under Regulation D promulgated by the Securities and Exchange Commission under the Securities Act;

     The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with the legend referred to in this Warrant under which the Securities are being purchased;

     The Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: (i) the availability of certain public information about the Company;
(ii) the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold; (iii) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein;

     The Purchaser further understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market upon which to make such a sale then exists, notwithstanding the Company's best efforts obligation to do so set forth in the Warrant, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Purchaser may be precluded from selling the Securities under Rule 144 even if the one-year minimum holding period had been satisfied; and

     The Purchaser further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Date:________________________

                                           PURCHASER:

                                           ________________________________